UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2015 (April 30, 2015)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On April 30, 2015, the Board of Directors of Alcoa Inc. (“Alcoa”) approved an amendment to Alcoa’s By-Laws, effective as of May 1, 2015. The amendment amends Article III, Section 1 of the By-Laws to decrease the size of the Board from 13 to 12 directors as a result of the retirement of Judith M. Gueron from the Board. Dr. Gueron did not stand for re-election when her term expired at Alcoa’s annual meeting of shareholders on May 1, 2015, and her decision to retire was reported in a Current Report on Form 8-K filed on February 25, 2015.

The foregoing summary of the amendment to Alcoa’s By-Laws is qualified in its entirety by reference to the full text of the amended By-Laws attached hereto as Exhibit 3 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	Alcoa’s 2015 annual meeting of shareholders was held on May 1, 2015.

(b) Set forth below are the voting results for each of the matters submitted to a vote of the shareholders. As of the February 20, 2015 record date for the annual meeting, there were 1,222,263,198 shares of common stock outstanding and entitled to vote. There were 974,872,179 shares of common stock represented in person or by proxy at the annual meeting.

Item 1. The four director nominees named in the 2015 Proxy Statement for election to the Board of Directors were elected, each for a three-year term, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non- Votes
Kathryn S. Fuller	675,285,228	64,433,034	3,925,282	231,228,635
L. Rafael Reif	728,992,478	10,208,624	4,442,442	231,228,635
Patricia F. Russo	634,838,167	104,839,398	3,965,979	231,228,635
Ernesto Zedillo	715,487,782	23,404,986	4,750,776	231,228,635

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as Alcoa’s independent registered public accounting firm for 2015 was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
954,215,741	15,615,674	5,040,764	0

Item 3. The proposal to approve, on an advisory basis, executive compensation was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
682,446,662	55,200,400	5,994,333	231,228,635

Item 7.01. Regulation FD Disclosure.

Attached to this report as Exhibit 99.1 and incorporated herein by reference is a copy of Alcoa’s 2014 Sustainability Highlights Report, which details the company’s global environmental, social and economic performance. More in-depth sustainability information and performance data for the company will be available online in the Sustainability section of the company’s website at www.alcoa.com beginning May 6, 2015.

The information in this Item 7.01 of the Current Report on Form 8-K, including Exhibit 99.1, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K. The furnishing of this Item 7.01 of Form 8-K will not be deemed an admission that the 2014 Sustainability Highlights Report includes material information that is not otherwise publicly available.

Item 8.01. Other Events.

On May 1, 2015, Alcoa issued a press release announcing changes to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

3	By-Laws of Alcoa Inc., as amended effective May 1, 2015.

99.2	Alcoa Inc. press release dated May 1, 2015.

The following is furnished as an exhibit to this report:

99.1	Alcoa Inc. 2014 Sustainability Highlights Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ AUDREY STRAUSS
Name:	Audrey Strauss
Title:	Executive Vice President, Chief
Legal Officer and Secretary

Date: May 5, 2015

EXHIBIT INDEX

Exhibit No.	Description

3	By-Laws of Alcoa Inc., as amended effective May 1, 2015.

99.1	Alcoa Inc. 2014 Sustainability Highlights Report.

99.2	Alcoa Inc. press release dated May 1, 2015.

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